                                                         EXHIBIT 10D




                         [WORKING COPY INCORPORATING
                         AMENDMENTS NOS. 1, 2 AND 3]

                              DECEMBER 31, 1995





                         THE LINCOLN ELECTRIC COMPANY
                          DEFERRED COMPENSATION PLAN

                              TABLE OF CONTENTS

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ARTICLE I.  PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II.  DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
               Section 2.1.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                             -----------
               Section 2.2.  Construction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                             ------------

ARTICLE III.  PARTICIPATION AND DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
               Section 3.1.  Eligibility and Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                             -----------------------------
                                (a)      Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                                         -----------
                                (b)      Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                                         -------------
                                (c)      Initial Year of Participation  . . . . . . . . . . . . . . . . . . . . . . . .    4
                                         -----------------------------
                                (d)      Termination of Participation . . . . . . . . . . . . . . . . . . . . . . . . .    4
                                         ----------------------------
                                Section 3.2.  Ineligible Participant  . . . . . . . . . . . . . . . . . . . . . . . . .    5
                                              ----------------------
                                Section 3.3  Amount of Deferral   . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                                             ------------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                                Section 3.4.  Modification of Deferral Commitments  . . . . . . . . . . . . . . . . . .    5
                                              ------------------------------------

ARTICLE IV.  PARTICIPANTS' ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                                Section 4.1.  Establishment of Accounts   . . . . . . . . . . . . . . . . . . . . . . .    5
                                              -------------------------
               Section 4.2.  Elective Deferred Compensation; Employment Agreement Contributions   . . . . . . . . . . .    6
                             ------------------------------------------------------------------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
                                Section 4.3.  Determination of Accounts   . . . . . . . . . . . . . . . . . . . . . . .    6
                                              -------------------------
                                (a)      Determination of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . .    6
                                         -------------------------
                                (b)      Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
                                         ----------
                                Section 4.4.  Adjustments to Accounts   . . . . . . . . . . . . . . . . . . . . . . . .    6
                                              -----------------------
                                Section 4.5.  Statement of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . .    6
                                              ---------------------
                                Section 4.6.  Vesting of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                                              -------------------

ARTICLE V.  FINANCING OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                                Section 5.1.  Financing of Benefits   . . . . . . . . . . . . . . . . . . . . . . . . .    7
                                              ---------------------
                                Section 5.2.  Security For Benefits   . . . . . . . . . . . . . . . . . . . . . . . . .    7
                                              ---------------------
                                Section 5.3.  Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                                              -----------

ARTICLE VI.  DISTRIBUTION OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                                Section 6.1.  Settlement Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                                              ---------------
                                Section 6.2.  Amount to be Distributed  . . . . . . . . . . . . . . . . . . . . . . . .    8
                                              ------------------------
                                Section 6.3.  In-Service Distribution   . . . . . . . . . . . . . . . . . . . . . . . .    8
                                              -----------------------
                                Section 6.4.  Form of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . .    8
                                              --------------------
                                Section 6.5.  Beneficiary Designation   . . . . . . . . . . . . . . . . . . . . . . . .    9
                                              -----------------------
                                Section 6.6.  Facility of Payment   . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                                              -------------------
                                Section 6.7.  Hardship Distributions  . . . . . . . . . . . . . . . . . . . . . . . . .   10
                                              ----------------------





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ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                                Section 7.1.  Administration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                                              --------------
                                Section 7.2.  Plan Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                                              ------------------
                                Section 7.3.  Amendment, Termination and Withdrawal   . . . . . . . . . . . . . . . . . .   11
                                              -------------------------------------
                                Section 7.4.  Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                                              ----------
                                Section 7.5.  Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
                                              ------
                                Section 7.6.  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                              --------
                  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

ARTICLE VIII.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                Section 8.1.  No Guarantee of Employment  . . . . . . . . . . . . . . . . . . . . . . . .   12
                                              --------------------------
                                Section 8.2.  Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                              --------------
                                Section 8.3.  Interests Not Transferable  . . . . . . . . . . . . . . . . . . . . . . . .   12
                                              --------------------------
                                Section 8.4.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                              ------------
                                Section 8.5.  Withholding of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                                              --------------------
                                Section 8.6.  Top-Hat Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                                              ------------

                          [Working Copy Incorporating
                          Amendments Nos. 1, 2, and 3]
                               December 31, 1995




                          THE LINCOLN ELECTRIC COMPANY
                           DEFERRED COMPENSATION PLAN

   The Lincoln Electric Company Deferred Compensation Plan is made and executed as of the 10th day of November, 1994 and is effective as of November 15, 1994.


                              ARTICLE I.  PURPOSE

   THE LINCOLN ELECTRIC COMPANY DEFERRED COMPENSATION PLAN (the "Plan"), is hereby established by The Lincoln Electric Company to allow designated management and highly compensated employees to defer a portion of their current salary. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing these benefits. The terms and conditions of the Plan are set forth below.


                   ARTICLE II.  DEFINITIONS AND CONSTRUCTION

   Section 2.1. DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

   (a) "Account": The bookkeeping account maintained for each Participant showing his interest under the Plan.

   (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter in which a Participant's Settlement Date occurs.

   (c) "Accounting Period": The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

   (d) "Administrator": The committee established pursuant to the provisions of Section 7.1.

   (e) "Base Salary": The base earnings earned by a Participant and payable to him by the Corporation with respect to a Plan Year without regard to any increases or decreases in base earnings as a result of an election to defer base earnings under this Plan, or an election between benefits or cash provided under a plan of the Corporation maintained pursuant to Section 125 or 401(k) of the Code.

   (f) "Beneficiary": The person or persons (natural or otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of the Participant's Account balance in the event of the Participant's death.

   (g)   "Board":  The Board of Directors of the Corporation.

   (h) "Bonus": Any bonus earned by a Participant and payable to him by the Corporation with respect to any bonus plan year ending within a Plan Year without regard to any decreases as a result of an election to defer all or any portion of a bonus under this Plan, or an election between benefits or cash provided under a plan of the Corporation maintained pursuant to Section 125 or 401(k) of the Code.

   (i) "Code": The Internal Revenue Code of 1986, as amended from time to time; any reference to a provision of the Code shall also include any successor provision thereto.

   (j)   "Committee":  The Compensation Committee of the Board.

   (k) "Compensation": The amount of Base Salary plus Bonuses earned by a Participant and payable to him by the Corporation with respect to a Plan Year.

   (l) "Corporation": The Lincoln Electric Company or any successor or successors thereto.

   (m) "Deferral Commitment": An agreement by a Participant to have a specified percentage or dollar amount of his Compensation deferred under the Plan for a specified period in the future.

   (n) "Deferral Period": Means the Plan Year for which a Participant has elected to defer a portion of his Compensation.

   (o) "Disability": The occurrence, while a Participant is an Employee, of a physical or mental incapacity which is likely to be permanent and which prevents a Participant from engaging in any occupation or performing any work for compensation or profit for which he is qualified by education, training or experience, as determined by the Administrator in its sole discretion on the basis of medical evidence certified by a physician or physicians designated by it.

   (p)   "Effective Date":  November 15, 1994.

   (q) "Employee": Any employee of the Corporation who is, as determined by the Committee, a member of a "select group of management or highly compensated employees" of the Corporation, within the meaning of Sections 201, 301 and 401 of ERISA, and who is designated by the Committee as an Employee eligible to participate in the Plan.

   (r) "Employment Agreement": A written agreement between the Corporation and an Employee that provides for the deferral of compensation, and that may also provide for vesting, the crediting of earnings and other terms and conditions with respect to such deferred compensation.

   (s) "Employment Agreement Contribution": Any amount contributed to the Plan by the Corporation pursuant to an Employment Agreement.

   (t) "ERISA": The Employee Retirement Income Security Act of 1974, as amended from time to time; any reference to a provision of ERISA shall also include any successor provision thereto.

   (u) "Financial Hardship": An unforeseeable financial emergency of the Participant, determined by the Administrator on the basis of information supplied by the Participant, arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence, but not including foreseeable events such as the purchase of a house or education expenses for children.

   (v) "Participant": An Employee participating in the Plan in accordance with the provisions of Section 3.1 or a former Employee retaining benefits under the Plan that have not been fully paid.

   (w) "Participation Agreement": The Agreement submitted by a Participant to the Administrator with respect to one or more Deferral Commitments.

   (x) "Plan": The Plan set forth in this instrument as it may, from time to time, be amended.

   (y) "Plan Year": The 12-month period beginning January 1 through December 31; provided that the first plan year shall begin on November 15, 1994 and end on December 31, 1994.

   (z) "Retirement": Termination of employment with the Corporation on or after attainment of age 60.

   (aa) "Settlement Date": The date on which a Participant terminates employment with the Corporation. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date shall also include with respect to any Deferral Period the date prior or subsequent to termination of employment selected by a Participant in a Participation Agreement for distribution of all or a portion of the amounts deferred during such Deferral Period.

   Section 2.2. CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.


                   ARTICLE III.  PARTICIPATION AND DEFERRALS

   Section 3.1.  Eligibility and Participation.
                 -----------------------------

   (a) ELIGIBILITY. Eligibility to participate in the Plan for any Deferral Period is limited to those management and/or highly compensated Employees of the Corporation (i) who are designated, from time to time, by the Committee, and (ii) who have elected to make the maximum elective contributions permitted them under the terms of the Corporation's Employee Savings Plan for such Deferral Period.

   (b) PARTICIPATION. An eligible Employee may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Administrator by the last business day immediately preceding the applicable Deferral Period.

   (c) INITIAL YEAR OF PARTICIPATION. In the event that an individual first becomes eligible to participate during a Deferral Period and wishes to elect a Deferral Commitment with respect to the Compensation earned by and payable to the individual during such Deferral Period, a Participation Agreement must be submitted to the Administrator no later than 30 days following such individual's initial eligibility. Any Deferral Commitments elected in such Participation Agreement shall be effective only with regard to Compensation earned following the submission of the Participation Agreement to the Administrator. If an eligible Employee does not submit a Participation Agreement within such period of time, such individual will not be eligible to participate in the Plan until the first day of a Deferral Period subsequent to the Deferral Period in which the individual initially became eligible to participate.

   (d) TERMINATION OF PARTICIPATION. Participation in the Plan shall continue as long as the Participant is eligible to receive benefits under the Plan.

   Section 3.2. INELIGIBLE PARTICIPANT. Notwithstanding any other provisions of this Plan to the contrary, if the Administrator determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA, or regulations thereunder, the Administrator may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Corporation shall make an immediate lump sum payment to the Participant equal to the amount credited to his Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Account will be deemed to be cancelled.

   Section 3.3 AMOUNT OF DEFERRAL. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his or her Compensation, provided the amount the Participant elects to defer under this Plan and the Corporation's Employee Savings Plan shall not exceed 25% of his Compensation with respect to such Plan Year. A Participant may choose to have amounts deferred under this Plan deducted from his Base Salary, Bonus or a combination of both. For the first Plan Year, a Participant may elect to defer all or any portion of his or her Compensation earned or payable after the later of the effective date of the Participation Agreement or the date of filing the Participation Agreement with the Administrator, provided the total deferred amount for such Plan Year does not exceed the annual limitation under this
Section 3.3 computed for the calendar year. A Participant may change the dollar amount or percentage of his or her Compensation to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator. Notwithstanding the foregoing, any Employment Agreement Contribution shall be deferred in accordance with the terms of the Employment Agreement.

   Section 3.4. MODIFICATION OF DEFERRAL COMMITMENTS. A Deferral Commitment shall be irrevocable, except that the Administrator may, in its sole discretion, permit a Participant to terminate, prospectively, any Deferral Commitment for a Deferral Period. If a Participant terminates a Deferral Commitment during a Deferral Period, such Participant will not be permitted to enter into a new Deferral Commitment until the following Deferral Period.


                      ARTICLE IV.  PARTICIPANTS' ACCOUNTS

   Section 4.1. ESTABLISHMENT OF ACCOUNTS. The Corporation, through its accounting records, shall establish an Account for each Participant. In addition, the Corporation may establish one or more subaccounts of a Participant's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

   Section 4.2. ELECTIVE DEFERRED COMPENSATION; EMPLOYMENT AGREEMENT CONTRIBUTIONS. A Participant's Compensation that is deferred pursuant to a Deferral Commitment shall be credited to the Participant's Account within thirty days following the date the corresponding non-deferred portion of his Compensation would have been paid to the Participant. The amount of the Employment Agreement Contribution contributed for a Participant (if any) shall be credited by the Corporation to the Participant's Account in accordance with the terms of the Employment Agreement. Any withholding of taxes or other amounts with respect to Deferred Compensation or with respect to an Employment Agreement which is required by state, federal or local laws shall be withheld from the Participant's Deferred Compensation or Employment Agreement Contribution.

   Section 4.3.  Determination of Accounts.
                 --------------------------

   (a) DETERMINATION OF ACCOUNTS. The amount credited to each Participant's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in Section 4.4.

   (b) ACCOUNTING. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses, withdrawals and distributions.

   Section 4.4.  Adjustments to Accounts.
                 -----------------------
   (a) Each Participant's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Participant or, in the event of his death, his Beneficiary during the Accounting Period ending on such Accounting Date.

   (b) The Participant's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Participant's Account as of the immediately preceding Accounting Date (as adjusted pursuant to Section 4.2(a) for the current Accounting Date) by (ii) the rate of return for the Accounting Period ending on such Accounting Date on deemed investments provided for in Section 5.3.

   Section 4.5. STATEMENT OF ACCOUNTS. As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Participant or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of the Plan Year, any changes in his Account since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

   Section 4.6. VESTING OF ACCOUNTS. Subject to Section 5.1, each Participant shall at all times have a nonforfeitable interest in his Account balance.


                       ARTICLE V.  FINANCING OF BENEFITS

   Section 5.1. FINANCING OF BENEFITS. Benefits payable under the Plan to a Participant or, in the event of his death, to his Beneficiary shall be paid by the Corporation from its general assets. The payment of benefits under the Plan represents an unfunded, unsecured obligation of the Corporation. Notwithstanding the fact that the Participants' Accounts may be adjusted by an amount that is measured by reference to the performance of any deemed investments as provided in Section 5.3, no person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Corporation which may be responsible for such payment.

   Section 5.2.  SECURITY FOR BENEFITS.  Notwithstanding the provisions of
Section 5.1, nothing in this Plan shall preclude the Corporation from setting aside amounts in trust (the "Trust") pursuant to one or more trust agreements between a trustee and the Corporation. However, no Participant or Beneficiary shall have any secured interest or claim in any assets or property of the Corporation or the Trust and all funds contained in the Trust shall remain subject to the claims of the Corporation's general creditors.

   Section 5.3. INVESTMENTS. The Committee may designate one or more separate investment funds or vehicles, including, without limitation, certificates of deposit, mutual funds, money market accounts or funds, limited partnerships, or debt or equity securities, including equity securities of the Corporation (measured by market value, book value or any formula selected by the Committee), in which the amount credited to a Participant's Account will be deemed to be invested. Each Participant shall file an investment preference request ("Request") to be effective as of the date of such Request with respect to the amounts credited to his Account as of such date and amounts subsequently credited to his Account. A Request will advise the Administrator as to the Participant's preference with respect to investment vehicles for all or some portion of the amounts credited to a Participant's Account in specified multiples of 10%. A Request may be changed prospectively by a Participant only as of January 1, April 1, July 1 and October 1 by giving the

Administrator prior written notice. The Administrator may, but is under no obligation to, deem the amounts credited to a Participant's Account to be invested in accordance with the Request made by the Participant, or the Committee may, instead, in its sole discretion, deem such Account to be invested in any deemed investment funds selected by the Committee. Earnings on any amounts deemed to have been invested in any deemed investment fund shall be deemed to have been reinvested in such fund.

                     ARTICLE VI.  DISTRIBUTION OF BENEFITS

   Section 6.1. SETTLEMENT DATE. A Participant or, in the event of his death, his Beneficiary shall be entitled to distribution of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

   Section 6.2. AMOUNT TO BE DISTRIBUTED. The amount to which a Participant or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Participant's adjusted account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

   Section 6.3. IN-SERVICE DISTRIBUTION. A Participant may elect to commence to receive an in-service distribution of his or her deferred Compensation for any Deferral Period beginning at any time at least two years after the date such Compensation otherwise would have been first payable. A Participant's election of an in-service distribution shall be filed in writing with the Administrator at the same time as is filed his election to participate as provided in Section 3.1. The Participant may elect to receive such Compensation as an in-service distribution under one of the forms provided in
Section 6.4. Any benefits paid to the Participant as an in-service distribution shall reduce the Participant's Account.

   Section 6.4. FORM OF DISTRIBUTION. As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Participant or, in the event of his death, to his Beneficiary, of the balance of the Participant's Account, as determined under
Section 6.2, under one of the forms provided in this Section. Notwithstanding the foregoing, if elected by the Participant, the distribution of all or a portion of the Participant's Account may commence on a date between the Settlement Date and the date the Participant attains age sixty-five.

   Distribution of a Participant's Account with respect to any Deferral Period shall be made in one of the following forms as elected by the Participant:

   (a)   by payment in cash in five (5) annual installments; or

   (b)   by payment in cash in ten (10) annual installments; or

   (c)   by payment in cash in fifteen (15) annual installments.

The Participant's election of the form of distribution shall be made by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Corporation. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election.

The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.


   If a Participant fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in ten (10) annual installments.

   Section 6.5.  BENEFICIARY DESIGNATION.   As used in the Plan the term
"Beneficiary" means:

     (a) The last person designated as Beneficiary by the Participant in a written notice on a form prescribed by the Administrator;

     (b) If there is no designated Beneficiary or if the person so designated shall not survive the Participant, such Participant's spouse; or

     (c) If no such designated Beneficiary and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

   Section 6.6. FACILITY OF PAYMENT. Whenever and as often as any Participant or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

   Section 6.7. HARDSHIP DISTRIBUTIONS. Upon a finding by the Administrator that a Participant has suffered a Financial Hardship, the Administrator may, in its sole discretion, distribute, or direct the Trustee to distribute, to the Participant an amount which does not exceed the amount required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the Participant; provided, however, that in no event shall any amount attributable to a Deferral Commitment be distributed less than six months after the date of the applicable Participation Agreement. No distributions pursuant to this Section 6.4 may be made in excess of the value of the Participant's Account at the time of such distribution.


            ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION

   Section 7.1. ADMINISTRATION. The Plan shall be administered by an Administrator consisting of one or more persons who shall be appointed by and serve at the pleasure of the Board. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret the Plan and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the





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Administrator shall act in respect of his own Account.  All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

   Section 7.2. PLAN ADMINISTRATOR. The Corporation shall be the "administrator" under the Plan for purposes of ERISA.

   Section 7.3. AMENDMENT, TERMINATION AND WITHDRAWAL. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

   Section 7.4. SUCCESSORS. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

   Section 7.5. CLAIMS. The Administrator will provide to any Participant or Beneficiary whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth (i) the specific reasons for such denial,
(ii) a designation of any additional material or information required and (iii) an explanation of the Plan's claim review procedure. Such notice shall state that the Participant or Beneficiary is entitled to request a review in writing, by the Administrator, of the decision denying the claim. The claim will be reviewed by the Administrator who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.





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
   Section 7.6. EXPENSES. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed investments as provided in
Section 5.3, except that brokerage commissions and other transaction fees and expenses relating to the investment of deemed assets and investment fees attributable to commingled investment of such assets shall be paid from or charged to such assets or earnings thereon.


                          ARTICLE VIII.  MISCELLANEOUS

   Section 8.1. NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment between the Corporation and any Employee, or as a right of any Employee, to be continued in the employment of the Corporation, or as a limitation of the right of the Corporation to discharge any of its Employees, with or without cause.

   Section 8.2. APPLICABLE LAW. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the laws of the State of Ohio.

   Section 8.3. INTERESTS NOT TRANSFERABLE. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

   Section 8.4. SEVERABILITY. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

   Section 8.5. WITHHOLDING OF TAXES. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.





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
   Section 8.6. TOP-HAT PLAN. The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, notwithstanding any other provision of the Plan, the Plan will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Plan, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Plan as of the date of termination, which shall be an Accounting Date for purposes of the Plan, will be paid immediately to such Participant in a single lump sum cash payment.

   IN WITNESS WHEREOF, The Lincoln Electric Company has caused this instrument to be executed in its name as of the date first above written.


                          THE LINCOLN ELECTRIC COMPANY



                          By: /s/ H. Jay Elliott
                              --------------------------
                          Its: Senior Vice President,
                              --------------------------
                                Chief Financial Officer and Treasurer


Attest:



/s/ Gabriel Bruno
------------------





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